UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                               October 1, 2014
BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-189460
BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)
BANK OF AMERICA, NATIONAL ASSOCIATION
 (Successor by merger to FIA Card Services, National Association)
 (Exact name of sponsor as specified in its charter)
Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________
* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 6 - Asset Backed Securities
Item 6.02.  Change of Servicer.
As discussed below under "Item 8.01. Other Events," in connection with the merger of FIA with and into Bank of America, Bank of America assumed FIA's rights and obligations with respect to servicing the credit card receivables in the master trust II portfolio.
Bank of America is a national banking association organized under the laws of the United States.  Bank of America's headquarters and its executive offices are located at 100 N. Tryon Street, Charlotte, North Carolina 28255, and the telephone number is (980) 683-4915.  Bank of America is an indirect wholly-owned subsidiary of the Corporation and is engaged in a general consumer banking, commercial banking, and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.  As of June 30, 2014, Bank of America had consolidated assets of $1,450,000,000,000, consolidated deposits of $1,130,000,000,000 and stockholder's equity of $183,000,000,000 based on regulatory accounting principles.  No securitizations secured by credit card receivables sponsored by Bank of America have defaulted or experienced an early amortization triggering event.  Bank of America is a national banking association chartered by the Office of the Comptroller of the Currency (the "OCC") and is subject to the regulation, supervision and examination of the OCC.
The Corporation is a bank holding company and a financial holding company, with its principal executive offices located in Charlotte, North Carolina.  Additional information regarding the Corporation is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, together with any subsequent periodic and current reports it filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.
Bank of America and its affiliates have been active in the securitization market since its inception.  Bank of America has sponsored securitization transactions since 1977, and, together with its predecessors, has sponsored credit card securitizations since 1986.  Bank of America and its affiliates have been involved with the origination and securitization of credit card receivables, auto loans, home equity loans, manufactured housing contracts, residential mortgage loans, and commercial mortgage loans, as well as less traditional asset classes.  Bank of America and its affiliates have also acquired these assets from time to time from third parties and have sold in the past, and may sell in the future, portfolios of these assets to third parties.  Bank of America and its affiliates have also participated in a variety of asset-backed commercial paper programs and other structured finance transactions.  Bank of America and its affiliates have served as sponsors, issuers, dealers, trustees, servicers and other roles in a wide array of securitization transactions.
Bank of America and its predecessors have been servicing credit card receivables in connection with securitizations since 1986.  Servicing activities performed by the servicer include collecting and recording payments, communicating with accountholders, investigating payment delinquencies, evaluating the increase of credit limits and the issuance of credit cards, providing billing and tax records to accountholders and maintaining internal records for each account.  Managerial and custodial services performed by the servicer on behalf of BA Master Credit Card Trust II include providing assistance in any inspections of the documents and records relating to the accounts and receivables by the master trust II trustee pursuant to the pooling and servicing agreement, maintaining the agreements, documents and files relating to the accounts and receivables as custodian for master trust II and providing related data processing and reporting services for investor certificateholders of any series and on behalf of the master trust II trustee.
As discussed below under "Item 8.01. Other Events," Bank of America does not anticipate that the merger of FIA with and into Bank of America will result in material changes to the personnel or systems for servicing of the credit card receivables securitized by Bank of America and its predecessors.  FIA's administration and servicing practices, as well as the servicer's rights and obligations with respect to servicing the credit card receivables in the master trust II portfolio are described in the prospectus filed with the SEC on September 8, 2014, which is included as part of the Registration Statement on Form S-3 relating to the notes of BA Credit Card Trust (File Nos. 333-189460, 333-189460-01, and 333-189460-02).

Section 8 – Other Events.
Item 8.01. Other Events.

On October 1, 2014, FIA Card Services, National Association ("FIA"), a national banking association, and its affiliate Bank of America, National Association ("Bank of America"), a national banking association, consummated the merger of FIA with and into Bank of America.  Bank of America is an indirect subsidiary of Bank of America Corporation (the "Corporation").  Banc of America Consumer Card Services, LLC ("BACCS"), which was a direct subsidiary of FIA, is now a direct subsidiary of Bank of America.  BA Credit Card Funding, LLC ("Funding") will continue to be a direct subsidiary of BACCS.
In connection with the merger, Bank of America assumed FIA's rights and obligations with respect to its credit card business, including responsibility for originating the accounts in the bank portfolio and servicing the credit card receivables in the master trust II portfolio.  The merger was an internal corporate reorganization, and Bank of America does not anticipate that the merger will result in material changes to the personnel or systems for origination of accounts in the portfolio of MasterCard, Visa and American Express accounts originated or acquired by Bank of America and its predecessors (the "bank portfolio") or to the servicing of the credit card receivables in the master trust II portfolio securitized by Bank of America and its predecessors.  The law governing the accounts has changed from Delaware to North Carolina in connection with the merger, and while this change may have some impact on the policies and procedures for origination and servicing of the accounts, Bank of America does not anticipate that any resulting changes in policies and procedures will have a material adverse effect on the master trust II portfolio or the noteholders.
After the merger, the bank portfolio will continue to be the source for accounts designated, and receivables transferred, to BA Master Credit Card Trust II.
In connection with the succession and related events described above, each of the documents listed below under "Item 9.01(d).  Exhibits" was executed on October 1, 2014.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 4.1	Second Amended and Restated Receivables Contribution and Sale Agreement, dated as of October 1, 2014, by and between Bank of America (successor by merger to FIA) and BACCS;

Exhibit 4.2	Amended and Restated Receivables Purchase Agreement, dated as of October 1, 2014, between BACCS and Funding;

Exhibit 4.3	Fourth Amended and Restated Trust Agreement, dated as of October 1, 2014, between Funding, as transferor and beneficiary, and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

Exhibit 4.4
Third Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2014, Funding, as transferor, Bank of America (successor by merger to FIA), as servicer, and The Bank of New York Mellon, as trustee (the "Trustee");

Exhibit 4.5
Fourth Amended and Restated Series 2001-D Supplement to the Third Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Funding, Bank of America (successor by merger to FIA), and the Trustee;

Exhibit 4.6	Third Amended and Restated Indenture, dated as of October 1, 2014, between BA Credit Card Trust (the "Issuer") and The Bank of New York Mellon, as indenture trustee (the "Indenture Trustee"); and

Exhibit 4.7	Second Amended and Restated BAseries Indenture Supplement to the Third Amended and Restated Indenture, dated as of October 1, 2014, between the Issuer and the Indenture Trustee.

Exhibit 4.8	Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of October 1, 2014, between Bank of America (successor by merger to FIA), as servicer, and Funding, as transferor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

Date: October 1, 2014	By: /s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Second Amended and Restated Receivables Contribution and Sale Agreement, dated as of October 1, 2014, by and between Bank of America (successor by merger to FIA) and BACCS;

Exhibit 4.2	Amended and Restated Receivables Purchase Agreement, dated as of October 1, 2014, between BACCS and Funding;

Exhibit 4.3	Fourth Amended and Restated Trust Agreement, dated as of October 1, 2014, between Funding, as transferor and beneficiary, and the Owner Trustee.

Exhibit 4.4	Third Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2014, Funding, as transferor, Bank of America (successor by merger to FIA), as servicer, and the Trustee;

Exhibit 4.5
Fourth Amended and Restated Series 2001-D Supplement to the Third Amended and Restated Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Funding, Bank of America (successor by merger to FIA), and the Trustee;

Exhibit 4.6	Third Amended and Restated Indenture, dated as of October 1, 2014, between the Issuer and the Indenture Trustee; and

Exhibit 4.7	Second Amended and Restated BAseries Indenture Supplement to the Third Amended and Restated Indenture, dated as of October 1, 2014, between the Issuer and the Indenture Trustee.

Exhibit 4.8	Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of October 1, 2014, between Bank of America (successor by merger to FIA), as servicer, and Funding, as transferor.